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                       Securities and Exchange Commission
                             Washington, D.C. 20549
                          ______________________________



                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 12, 2000




                             INTERCOM SYSTEMS, INC.
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        (Exact name of small business issuer as specified in its charter)




     Delaware                                        11-2599441
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(State or other jurisdiction of                   (I.R.S. Employer
 incorporation or organization)                   Identification No.)




                   1385 Akron Street, Copiague, New York 11726
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (631) 789-2600
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Item 4. Changes in Registrant's Certifying Accountant

        The Registrant engaged Bederson & Company LLP, as its new independent accountants as of September 12, 2000. During the two most recent fiscal years and through June 30, 2000, the Registrant has not consulted with Bederson & Company LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

        The Registrant has not filed any financial reports under the Securities Exchange Act of 1934 since September 30, 1991.

Item 7.  Financial Statement and Exhibits

         (a)      The following documents are filed herewith as exhibits:

                  None.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERCOM SYSTEMS, INC.


                                            /s/ Robert H. Donehew
Dated: September 13, 2000                By:___________________________________
                                            Robert H. Donehew
                                            Vice President and Treasurer
                                            (Principal Financial and
                                             Accounting Officer)